                                                                  EXHIBIT 10.8.4

                                                                  EXECUTION COPY

   THIRD AMENDMENT, dated as of March 30, 1999 (this "Amendment"), to the Credit
                                                      ---------
Agreement, dated as of July 17, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TELECORP PCS, INC., a
                                 ----------------
corporation organized under the laws of the State of Delaware (the "Borrower"),
                                                                    --------
the several banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, as
                           -------
administrative agent (the "Administrative Agent") for the Lenders.
                           --------------------

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

          WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.


          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Capitalized terms used and not defined herein
              --------------
shall have the meanings given to them in the Credit Agreement, as amended hereby.

          2.  Amendments to the Credit Agreement.
              -----------------------------------

          Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Senior Debt" in its entirety and substituting in lieu therefor the following definition:

              "`Senior Debt' shall mean all Indebtedness of the Borrower and
                 -----------
          the Subsidiaries on a consolidated basis other than the Subordinated Debt, the Series A Bonds and the Series B Bonds."

          3.  No Other Amendments; Confirmation.  Except as expressly amended,
              ----------------------------------
waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          4.  Representations and Warranties.  The Borrower hereby represents
              -------------------------------
and warrants to the Administrative Agent and the Lenders as of the date hereof:

          (a) No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against each in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

          (c) All representations and warranties of the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct as of the date hereof.

          5.  Effectiveness.  This Amendment shall become effective only upon
              --------------
the satisfaction in full of the following conditions precedent:

          (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower, and the Requisite Lenders; and

          (b) The Administrative Agent shall have received such opinions and certificates from the Borrower and its counsel as it may reasonably request in form reasonably satisfactory to its counsel.

          6.  Expenses.  The Borrower agrees to reimburse the Administrative
              ---------
Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          7.  Governing Law; Counterparts.  (a) This Amendment and the rights
              ----------------------------
and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                      TELECORP, PCS, INC.

                                         by
                                            /s/ Thomas H. Sullivan
                                            ------------------------------
                                            Name: Thomas H. Sullivan
                                            Title: CFO


                                      THE CHASE MANHATTAN BANK,
                                      individually and as Administrative Agent,

                                         by
                                            /s/ William E. Rottino
                                            ------------------------------
                                            Name: William E. Rottino
                                            Title: Vice President

                                       THE BANK OF NEW YORK,

                                         by
                                              /s/ Gerry Granovsky
                                             ------------------------------
                                             Name: Gerry Granovsky
                                             Title: Vice President



                                       BANK OF TOKYO MITSUBISHI TRUST COMPANY,

                                         by  /s/ Signature illegible
                                             ------------------------------
                                             Name:
                                             Title:


                                       BANKBOSTON, N.A.,

                                         by
                                              /s/ Jonathan D. Sharkey
                                             ------------------------------
                                             Name: Jonathan D. Sharkey
                                             Title: Vice President


                                       BANKERS TRUST COMPANY,

                                         by
                                              /s/ Gregory Shefrin
                                             ------------------------------
                                             Name: Gregory Shefrin
                                             Title: Principal


                                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                       by CIBC Oppenheimer Corp., as Agent,

                                         by
                                              /s/ Harold Birk
                                             ------------------------------
                                             Name: Harold Birk
                                             Title: Executive Director

                                       CIT GROUP/EQUIPMENT FINANCING,

                                         by
                                             /s/ J.E. Palmer
                                            ------------------------------
                                            Name: J.E. Palmer
                                            Title: Assistant Vice President


                                       CAPTIVA III FINANCE, LTD., as
                                       advised by Pacific Investment
                                       Management Company,

                                         by  /s/ [SIGNATURE ILLEGIBLE]
                                             ____________________________
                                             Name:
                                             Title:


                                       DELANO COMANY, by Pacific Investment
                                       Management Company as its Investment
                                       Advisor,

                                         by
                                              /s/ Raymond Kennedy
                                             -------------------------------
                                             Name: Raymond Kennedy
                                             Title: Senior Vice President


                                       FLEET NATIONAL BANK,

                                         by
                                              /s/ William Weiss
                                             -------------------------------
                                             Name: William Weiss
                                             Title: Assistant Vice President


                                       GENERAL ELECTRIC CAPITAL CORPORATION,

                                         by
                                              /s/ Mark F. Mylon
                                             -------------------------------
                                             Name: Mark F. Mylon
                                             Title: Manager-Operations


                                       KZH APPALOOSA LLC,
                                         by
                                              /s/ Virginia Conway
                                             -------------------------------
                                             Name: Virginia Conway
                                             Title: Authorized Agent


                                       KZH IV LLC,

                                         by
                                              /s/ Virginia Conway
                                             ------------------------------
                                             Name: Virginia Conway
                                             Title: Authorized Agent

                                       KZH PAMCO LLC,

                                         by
                                              /s/ Virginia Conway
                                             ------------------------------
                                             Name: Virginia Conway
                                             Title: Authorized Agent


                                       PAMCO CAYMAN LTD., by Highland
                                       Capital Management, L.P., as
                                       Collateral Manager,

                                         by
                                              /s/ Mark K. Okada
                                             ------------------------------
                                             Name: Mark K. Okada
                                             Title: CFA, Executive Vice
                                                   President


                                       SYNDICATED LOAN FUNDING TRUST, by
                                       Lehman Commercial Paper Inc., not in
                                       its individual capacity but solely as
                                       Asset Manager,

                                         by
                                             /s/ Michele Swanson
                                             ------------------------------
                                             Name: Michele Swanson
                                             Title: Authorized Signatory


                                       TORONTO DOMINION [TEXAS], INC.,

                                         by
                                             /s/ Lynn Chasin
                                             ------------------------------

                                             Name: Lynn Chasin
                                             Title: Vice President


                                       VAN KAMPEN PRIME RATE INCOME TRUST,

                                         by
                                             /s/ Jeffrey W. Maillet
                                             ------------------------------
                                             Name: Jeffrey W. Maillet
                                             Title: Senior Vice President &
                                                     Director


                                       VAN KAMPEN SENIOR FLOATING RATE FUND,

                                         by
                                             /s/ Jeffrey W. Maillet
                                             ------------------------------
                                             Name: Jeffrey W. Maillet
                                             Title: Senior Vice President &
                                                     Director


                                       VAN KAMPEN SENIOR INCOME TRUST,

                                         by
                                             /s/ Jeffrey W. Maillet
                                             ------------------------------
                                             Name: Jeffrey W. Maillet
                                             Title: Senior Vice President &
                                                     Director


                                       MOUNTAIN CLO TRUST,

                                         by  /s/ [SIGNATURE ILLEGIBLE]
                                             ______________________________
                                             Name:
                                             Title:


                                       FRANKLIN FLOATING RATE TRUST,

                                         by  /s/ [SIGNATURE ILLEGIBLE]
                                             ______________________________

                                             Name:
                                             Title:


                                       MORGAN GUARANTY TRUST COMPANY OF NEW
                                       YORK,

                                         by  /s/ [SIGNATURE ILLEGIBLE]
                                             ______________________________
                                             Name:
                                             Title:


                                       DEBT STRATEGIES FUND, INC.

                                         by  /s/ [SIGNATURE ILLEGIBLE]
                                             ______________________________
                                             Name:
                                             Title:


                                       MERRILL LYNCH ASSET MANAGEMENT,

                                         by  /s/ [SIGNATURE ILLEGIBLE]
                                             ______________________________
                                             Name:
                                             Title:


                                       MERRILL LYNCH PRIME RATE PORTFOLIO, INC.,

                                         by  /s/ [SIGNATURE ILLEGIBLE]
                                             ______________________________
                                             Name:
                                             Title:


                                       MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                       INC.,

                                         by  /s/ [SIGNATURE ILLEGIBLE]
                                             ______________________________
                                             Name:
                                             Title:


                                       SENIOR HIGH INCOME PORTFOLIO, INC.,
                                         by  /s/ [SIGNATURE ILLEGIBLE]
                                             ______________________________
                                             Name:
                                             Title:


                                       LEHMAN COMMERCIAL PAPER INC.

                                         by
                                             /s/ Michele Swanson
                                             ------------------------------
                                             Name: Michele Swanson
                                             Title: Authorized Signatory